Summary Prospectus	AZL® Wells Fargo Large Cap Growth Fund

AZL® Wells Fargo Large Cap Growth Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated April 27, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.04%

Total Annual Fund Operating Expenses	1.09%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large-capitalization companies.

The Fund invests principally in equity securities of large-capitalization companies that the subadviser believes offers the potential for robust and sustainable growth of revenue, cash flow and earnings. The Fund defines large-capitalization companies as those with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was approximately $244.4 million to $633.4 billion, as of October 31, 2014, and is expected to change frequently.

The subadviser focuses on securities who exhibit a market capitalization of five billion USD or greater. Many of those companies are also generally found within the Russell 1000 Growth Index. The subadviser invests in common stock and foreign securities traded on a U.S. exchange. This will also include ADRs and ADS’s, but it is rare for that exposure to exceed 10% (these types of

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

Summary Prospectus	AZL® Wells Fargo Large Cap Growth Fund

foreign securities may comprise a maximum of 25% of a typical portfolio). The subadviser will employ the use of a suitable index ETF for cash management purposes only; however, it is rare for that weighting to comprise more than 2% of the portfolio. Futures, options, and other derivatives are typically not employed as a component of the team’s portfolio construction process.

The subadviser invests principally in equity securities of companies that it believes have prospects for robust and sustainable growth of revenues, earnings, and cash flows, and opportunities to invest in these companies arise when the market underestimates one or both of these characteristics. The characteristics of these companies exhibiting robust growth include top-half revenue, as well as cash-flow growers typically identified within the top half of their industry or peer group. The sustainability of these companies’ growth attributes is another critical measurement of evaluation. The characteristics that the subadviser will consider in measuring sustainability include the company’s operating margins and market share, as well as others. The key to finding companies with these attributes is all cap research along with continuous risk management. By researching companies across the market cap spectrum the subadviser is able to gain unique insight and an informational advantage over other subadvisers that focus on one market cap range. This informational advantage helps the subadviser determine if growth is robust, sustainable and underappreciated.

The subadviser’s process seeks out the most fertile growth companies, with many of these found in the technology, health care, and consumer discretionary sectors. The Fund may invest in any sector, and at times the subadviser may emphasize one or more particular sectors. However, the subadviser is focused on its discipline to go where the investment process leads, rather than taking a top-down sector-focused approach. The subadviser pays particular attention to the gap between what its fundamental research is saying a company’s growth will be vs. consensus expectations for growth. The more robust and sustainable the subadviser’s expectations are, relative to the market’s expectations, the better the investment opportunity. Conversely, as this gap narrows, the risk/return trade-off of owning the stock becomes less favorable. When the gap becomes too narrow or when consensus expectations for growth exceed the subadviser’s expectations, the stock is sold or avoided.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Growth Stocks Risk Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.
•	Industry Sector Risk Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.
•	Regulatory Risk Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.
•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.
•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

Performance Information

Performance information is not presented because the Fund has not had a full calendar year of operations.

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

Summary Prospectus	AZL® Wells Fargo Large Cap Growth Fund

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Wells Capital Management Incorporated serves as the subadviser to the Fund.

The Fund’s portfolio managers since April, 2014, are: Thomas C. Ognar, CFA, Bruce C. Olson, CFA, and Joseph M. Eberhardy, CFA, CPA.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015

The Allianz Variable Insurance Products Trust¿Summary Prospectus¿November 23, 2015